PAX WORLD BALANCED FUND, INC.

Supplement dated November 1, 2000 to the
Prospectus and Statement of Additional Information dated May 20, 1999*


      On August 7, 2000, the Fund changed its name from "Pax World Fund, Incorporated" to "Pax World Balanced Fund, Inc."

      On July 6, 2000, the By-Laws of the Fund were amended and certain changes to the Fund's fundamental investment policies were approved (i) to prohibit the Fund from investing in companies appearing on the United States Department of Defense List of 100 largest contractors, if 5% or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and (ii) to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers.

      On July 1, 2000, the law firm of Kurzman Karelsen & Frank, LLP ("KKF") succeeded Bresler Goodman & Unterman, LLP ("BGU") as general counsel to the Fund as a result of the merger of the practices of Lee D. Unterman (Secretary to the Fund) and Kevin J. Lake, formerly of BGU, into KKF.

      *This Supplement supersedes the Supplement dated August 15, 2000 to the Prospectus and Statement of Additional Information dated May 20, 1999.